Exhibit 99.1

Sonic Automotive Reports Record First Quarter Revenues

Repurchased 1.6 Million Shares of Class A Common Stock, or Approximately 5% of Total Shares Outstanding as of December 31, 2022

CHARLOTTE, N.C. – April 27, 2023 – Sonic Automotive, Inc. (“Sonic Automotive,” “Sonic,” the “Company,” "we," "us" or "our") (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the first quarter ended March 31, 2023.

First Quarter 2023 Financial Summary
•Record first quarter revenues of $3.5 billion, up 1% year-over-year; quarterly gross profit of $553.5 million, down 3% year-over-year
•Reported first quarter net income of $47.7 million, down 51% year-over-year ($1.29 earnings per diluted share, down 45% year-over-year)
▪Excluding non-recurring items, adjusted first quarter net income* was $49.2 million, down 49% year-over-year ($1.33 adjusted earnings per diluted share*, down 43% year-over-year)
•Reported selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 74.6% (65.7% on a Franchised Dealerships Segment basis) and adjusted SG&A expenses as a percentage of gross profit* of 74.2%
•Record first quarter EchoPark Segment revenues of $650.5 million, up 5% year-over-year; first quarter EchoPark Segment gross profit of $39.4 million, down 9% year-over-year; record first quarter EchoPark Segment retail used vehicle unit sales volume of 19,980, up 34%
•During the first quarter, Sonic repurchased approximately 1.6 million shares of its Class A Common Stock for an aggregate purchase price of approximately $90.7 million, or an average of $55.16 per share
•Sonic's Board of Directors approved a 3.6% increase to the Company's quarterly cash dividend, to $0.29 per share, payable on July 14, 2023 to all stockholders of record on June 15, 2023

* Represents a non-GAAP financial measure - please refer to the discussion and reconciliation of non-GAAP financial measures below.

Commentary
David Smith, Chairman and Chief Executive Officer of Sonic Automotive, stated, “We are proud of our team’s performance in the first quarter, and are excited to build on last year's success as we move forward in 2023. Despite ongoing challenges in the automotive retail industry, including rising interest rates and vehicle affordability concerns, we remain focused on delivering an exceptional guest experience and executing our long-term strategic plan. We are excited about the prospects for our core franchised dealerships business, and the growth opportunities at EchoPark and our growing powersports business, as we leverage our diversified portfolio to maximize future earnings potential.”

Jeff Dyke, President of Sonic Automotive, commented, “Our franchised dealerships team continues to demonstrate the adaptability of our business, achieving all-time record quarterly Fixed Operations gross profit while actively addressing ongoing challenges in the new and used vehicle retail market. We are also encouraged by the momentum we are seeing at EchoPark, with 34% growth in sales volume year-over-year, demonstrating that our below-market pricing and exceptional guest experience continue to resonate with shoppers in the face of ongoing affordability challenges. We are committed to EchoPark’s long-term earnings potential and remain focused on executing strategic enhancements to the business model in 2023 as we drive toward EchoPark's expected return to profitability in 2024.”

Heath Byrd, Chief Financial Officer of Sonic Automotive, added, “Our diversified business model continues to allow us to focus on the long-term growth potential at EchoPark and our powersports business, while utilizing the cash flows from our franchised dealerships business to support our capital strategy via our dividend and share repurchases while continuing to invest in the business. We are increasingly focused on our disciplined, return-based capital allocation in the face of an uncertain macroeconomic outlook. As of March 31, 2023, we had $893 million of liquidity, including $432 million in cash and floor plan deposits on hand, which we believe provides us flexibility to strategically deploy capital in 2023 and beyond to continue to deliver long-term returns for our stockholders.”

First Quarter 2023 Segment Highlights
The financial measures discussed below are results for the first quarter of 2023 with comparisons made to the first quarter of 2022, unless otherwise noted.
•Franchised Dealerships Segment operating results include:
•Same store revenues down 1%; same store gross profit down 3%
•Same store retail new vehicle unit sales volume down 1%; same store retail new vehicle gross profit per unit down 17%, to $5,434
•Same store retail used vehicle unit sales volume down 8%; same store retail used vehicle gross profit per unit down 12%, to $1,560
•Same store parts, service and collision repair (“Fixed Operations”) gross profit up 12%; same store customer pay gross profit up 14%; same store warranty gross profit up 9%; same store Fixed Operations gross margin up 30 basis points, to 49.3%
•Same store finance and insurance ("F&I") gross profit down 4%; same store F&I gross profit per retail unit of $2,318, flat year-over-year
•On a trailing quarter cost of sales basis, the Franchised Dealerships Segment had 31 days’ supply of new vehicle inventory (including in-transit) and 29 days’ supply of used vehicle inventory
•EchoPark Segment operating results include:
•Record first quarter revenues of $650.5 million, up 5%; gross profit of $39.4 million, down 9%
•Record first quarter retail used vehicle unit sales volume of 19,980, up 34%
•Retail used vehicle unit sales volume was comprised of 84% 1-4-year-old vehicles and 16% 5-plus-year-old vehicles, with 20% of retail used vehicle unit sales volume sourced from non-auction sources
•Segment loss of $46.8 million and adjusted EBITDA* loss of $36.9 million
•On a trailing quarter cost of sales basis, the EchoPark Segment had 48 days’ supply of used vehicle inventory
•Powersports Segment operating results include:
•Revenues of $34.0 million, gross profit of $9.8 million, gross margin of 28.8%
•Segment income of $0.6 million and adjusted EBITDA* of $1.9 million
•Year-over-year comparative financial results are not meaningful due to the timing of acquisitions of Horny Toad Harley-Davidson in Temple, Texas (one store acquired in January 2022), Team Mancuso Powersports in Houston,

Texas (seven stores acquired in August 2022), and Black Hills Harley-Davidson in Sturgis, South Dakota (five stores acquired in February 2023)

* Represents a non-GAAP financial measure - please refer to the discussion and reconciliation of non-GAAP financial measures below.

Dividend
Sonic’s Board of Directors approved a quarterly cash dividend of $0.29 per share, payable on July 14, 2023 to all stockholders of record on June 15, 2023.

First Quarter 2023 Earnings Conference Call
Senior management will hold a conference call today at 11:00 A.M. (Eastern). Investor presentation and earnings press release materials will be accessible beginning prior to the conference call on the Company’s website at ir.sonicautomotive.com.

To access the live webcast of the conference call, please go to ir.sonicautomotive.com and select the webcast link at the top of the page. For telephone access to this conference call, please dial (877) 407-8289 (domestic) or +1 (201) 689-8341 (international) and ask to be connected to the Sonic Automotive First Quarter 2023 Earnings Conference Call. Dial-in access remains available throughout the live call; however, to ensure you are connected for the full call we suggest dialing in at least 10 minutes before the start of the call. A webcast replay will be available following the call for 14 days at ir.sonicautomotive.com.

About Sonic Automotive
Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, North Carolina, is on a quest to become the most valuable automotive retailer and service brand in America. Our Company culture thrives on creating, innovating, and providing industry-leading guest experiences, driven by strategic investments in technology, teammates, and ideas that ultimately fulfill ownership dreams, enrich lives, and deliver happiness to our guests and teammates. As one of the largest automotive retailers in America, we are committed to delivering on this goal while pursuing expansive growth and taking progressive measures to be the leader in this category. Our new platforms, programs, and people are set to drive the next generation of automotive experiences. More information about Sonic Automotive can be found at www.sonicautomotive.com and ir.sonicautomotive.com.

About EchoPark Automotive
EchoPark Automotive is one of the fastest growing and most comprehensive retailers of nearly new pre-owned vehicles in America today. Our rapid growth plan is expected to bring our unique business model to 90% of the U.S. population by 2025, utilizing one of the most innovative technology-enabled sales strategies in our industry. Our approach provides a personalized and proven guest-centric buying process that consistently delivers award-winning guest experiences and superior value to car buyers nationwide, with savings of up to $3,000 versus the competition. Consumers have responded by putting EchoPark at number one among national pre-owned vehicle retailers in products, sales, and service based on Google Reviews between April 2021 through April 2022, while receiving the 2023 Consumer Satisfaction Award from DealerRater. EchoPark’s nationwide growth will continue to leverage the unique and preferred Experience Centers in-market with a best-in-class shopping and online buying tool. EchoPark’s mission is in the name: Every Car, Happy Owner. This drives the experience for guests and differentiates EchoPark from the competition. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements
Included herein are forward-looking statements, including statements regarding EchoPark's anticipated future U.S. population coverage, anticipated future EchoPark profitability, anticipated future capital allocation and anticipated incremental growth opportunities. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and increases in interest rates, new and used vehicle industry sales volume, future levels of consumer demand for new and used vehicles, anticipated future growth in each of our operating segments, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, the integration of recent or future acquisitions, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC.

Non-GAAP Financial Measures
This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income, adjusted earnings per diluted share, adjusted SG&A expenses as a percentage of gross profit, and adjusted EBITDA. As required by SEC rules, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the schedules included in this press release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Company Contacts
Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer
Danny Wieland, Vice President, Investor Relations & Financial Reporting
ir@sonicautomotive.com

Press Inquiries:
Sonic Automotive Media Relations
media.relations@sonicautomotive.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)
Results of Operations - Consolidated

	Three Months Ended March 31,		Better / (Worse)
	2023	2022	% Change
	(In millions, except per share amounts)
Revenues:
Retail new vehicles	$1,442.8	$1,351.3	7%
Fleet new vehicles	18.8	18.2	3%
Total new vehicles	1,461.6	1,369.5	7%
Used vehicles	1,344.9	1,370.1	(2)%
Wholesale vehicles	85.6	168.8	(49)%
Total vehicles	2,892.1	2,908.4	(1)%
Parts, service and collision repair	430.5	381.2	13%
Finance, insurance and other, net	168.6	166.6	1%
Total revenues	3,491.2	3,456.2	1%
Cost of sales:
Retail new vehicles	(1,304.7)	(1,183.6)	(10)%
Fleet new vehicles	(17.9)	(17.4)	(3)%
Total new vehicles	(1,322.6)	(1,201.0)	(10)%
Used vehicles	(1,314.9)	(1,322.2)	1%
Wholesale vehicles	(82.6)	(167.4)	51%
Total vehicles	(2,720.1)	(2,690.6)	(1)%
Parts, service and collision repair	(217.6)	(194.3)	(12)%
Total cost of sales	(2,937.7)	(2,884.9)	(2)%
Gross profit	553.5	571.3	(3)%
Selling, general and administrative expenses	(412.8)	(387.0)	(7)%
Impairment charges	—	—	—%
Depreciation and amortization	(34.3)	(29.9)	(15)%
Operating income (loss)	106.4	154.4	(31)%
Other income (expense):
Interest expense, floor plan	(14.6)	(5.0)	(192)%
Interest expense, other, net	(28.4)	(20.8)	(37)%
Other income (expense), net	0.2	0.3	(33)%
Total other income (expense)	(42.8)	(25.5)	(68)%
Income (loss) before taxes	63.6	128.9	(51)%
Provision for income taxes - benefit (expense)	(15.9)	(31.6)	50%
Net income (loss)	$47.7	$97.3	(51)%

Basic earnings (loss) per common share	$1.33	$2.41	(45)%
Basic weighted-average common shares outstanding	35.9	40.4	11%

Diluted earnings (loss) per common share	$1.29	$2.33	(45)%
Diluted weighted-average common shares outstanding	36.9	41.8	12%

Dividends declared per common share	$0.28	$0.25	12%

Franchised Dealerships Segment - Reported

	Three Months Ended March 31,		Better / (Worse)
	2023	2022	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,421.0	$1,345.7	6%
Fleet new vehicles	18.8	18.2	3%
Total new vehicles	1,439.8	1,363.9	6%
Used vehicles	767.6	853.6	(10)%
Wholesale vehicles	58.4	106.4	(45)%
Total vehicles	2,265.8	2,323.9	(3)%
Parts, service and collision repair	423.8	380.5	11%
Finance, insurance and other, net	117.1	126.5	(7)%
Total revenues	2,806.7	2,830.9	(1)%
Gross Profit:
Retail new vehicles	134.0	166.6	(20)%
Fleet new vehicles	0.9	0.8	13%
Total new vehicles	134.9	167.4	(19)%
Used vehicles	40.8	46.9	(13)%
Wholesale vehicles	1.9	(0.4)	575%
Total vehicles	177.6	213.9	(17)%
Parts, service and collision repair	209.6	186.6	12%
Finance, insurance and other, net	117.1	126.5	(7)%
Total gross profit	504.3	527.0	(4)%
Selling, general and administrative expenses	(331.2)	(315.2)	(5)%
Impairment charges	—	—	NM
Depreciation and amortization	(26.5)	(24.9)	(6)%
Operating income (loss)	146.6	186.9	(22)%
Other income (expense):
Interest expense, floor plan	(9.9)	(3.3)	(200)%
Interest expense, other, net	(26.9)	(20.0)	(35)%
Other income (expense), net	—	0.2	NM
Total other income (expense)	(36.8)	(23.1)	(59)%
Income (loss) before taxes	109.8	163.8	(33)%
Add: impairment charges	—	—	NM
Segment income (loss)	$109.8	$163.8	(33)%

Unit Sales Volume:
Retail new vehicles	24,539	24,602	—%
Fleet new vehicles	441	360	23%
Total new vehicles	24,980	24,962	—%
Used vehicles	25,107	27,078	(7)%
Wholesale vehicles	5,483	6,772	(19)%
Retail new & used vehicles	49,646	51,680	(4)%
Used-to-New Ratio	1.02	1.10	(7)%

Gross Profit Per Unit:
Retail new vehicles	$5,463	$6,771	(19)%
Fleet new vehicles	$2,020	$2,344	(14)%
New vehicles	$5,402	$6,707	(19)%
Used vehicles	$1,626	$1,731	(6)%
Finance, insurance and other, net	$2,360	$2,448	(4)%
NM = Not Meaningful

Franchised Dealerships Segment - Same Store

	Three Months Ended March 31,		Better / (Worse)
	2023	2022	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,416.6	$1,345.7	5%
Fleet new vehicles	18.9	18.1	4%
Total new vehicles	1,435.5	1,363.8	5%
Used vehicles	765.0	853.7	(10)%
Wholesale vehicles	58.1	106.4	(45)%
Total vehicles	2,258.6	2,323.9	(3)%
Parts, service and collision repair	422.0	380.5	11%
Finance, insurance and other, net	114.7	119.7	(4)%
Total revenues	2,795.3	2,824.1	(1)%
Gross Profit:
Retail new vehicles	133.0	160.8	(17)%
Fleet new vehicles	0.8	0.9	(11)%
Total new vehicles	133.8	161.7	(17)%
Used vehicles	39.0	47.9	(19)%
Wholesale vehicles	1.8	(0.6)	400%
Total vehicles	174.6	209.0	(16)%
Parts, service and collision repair	208.2	186.3	12%
Finance, insurance and other, net	114.7	119.7	(4)%
Total gross profit	$497.5	$515.0	(3)%

Unit Sales Volume:
Retail new vehicles	24,465	24,602	(1)%
Fleet new vehicles	441	360	23%
Total new vehicles	24,906	24,962	—%
Used vehicles	25,023	27,078	(8)%
Wholesale vehicles	5,466	6,772	(19)%
Retail new & used vehicles	49,488	51,680	(4)%
Used-to-New Ratio	1.02	1.10	(7)%

Gross Profit Per Unit:
Retail new vehicles	$5,434	$6,538	(17)%
Fleet new vehicles	$2,020	$2,344	(14)%
New vehicles	$5,374	$6,477	(17)%
Used vehicles	$1,560	$1,768	(12)%
Finance, insurance and other, net	$2,318	$2,316	—%

NM = Not Meaningful

Note: All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

EchoPark Segment - Reported

	Three Months Ended March 31,		Better / (Worse)
	2023	2022	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1.0	$4.4	(77)%
Used vehicles	572.5	515.4	11%
Wholesale vehicles	27.0	62.4	(57)%
Total vehicles	600.5	582.2	3%
Finance, insurance and other, net	50.0	39.9	25%
Total revenues	650.5	622.1	5%
Gross Profit:
Retail new vehicles	0.1	0.8	(88)%
Used vehicles	(11.8)	0.7	NM
Wholesale vehicles	1.1	1.9	(42)%
Total vehicles	(10.6)	3.4	(412)%
Finance, insurance and other, net	50.0	39.9	25%
Total gross profit	39.4	43.3	(9)%
Selling, general and administrative expenses	(73.8)	(71.2)	(4)%
Impairment charges	—	—	NM
Depreciation and amortization	(7.0)	(5.0)	(40)%
Operating income (loss)	(41.4)	(32.9)	(26)%
Other income (expense):
Interest expense, floor plan	(4.6)	(1.7)	(171)%
Interest expense, other, net	(0.9)	(0.8)	(13)%
Other income (expense), net	0.1	0.1	NM
Total other income (expense)	(5.4)	(2.4)	(125)%
Income (loss) before taxes	(46.8)	(35.3)	(33)%
Add: impairment charges	—	—	NM
Segment income (loss)	$(46.8)	$(35.3)	(33)%

Unit Sales Volume:
Retail new vehicles	11	44	(75)%
Used vehicles	19,980	14,931	34%
Wholesale vehicles	2,916	3,649	(20)%

Gross Profit Per Unit:
Total used vehicle and F&I	$1,907	$2,707	(30)%

NM = Not Meaningful

EchoPark Segment - Same Market

	Three Months Ended March 31,		Better / (Worse)
	2023	2022	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1.0	$4.5	(78)%
Used vehicles	505.7	488.7	3%
Wholesale vehicles	23.8	62.5	(62)%
Total vehicles	530.5	555.7	(5)%
Finance, insurance and other, net	44.7	37.9	18%
Total revenues	575.2	593.6	(3)%
Gross Profit:
Retail new vehicles	0.1	0.8	(88)%
Used vehicles	(10.1)	1.5	NM
Wholesale vehicles	1.1	2.0	(45)%
Total vehicles	(8.9)	4.3	(307)%
Finance, insurance and other, net	44.7	37.9	18%
Total gross profit	$35.8	$42.2	(15)%

Unit Sales Volume:
Retail new vehicles	11	44	(75)%
Used vehicles	17,789	14,042	27%
Wholesale vehicles	2,571	3,649	(30)%

Gross Profit Per Unit:
Total used vehicle and F&I	$1,940	$2,802	(31)%

Note: All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market's opening.

Powersports Segment - Reported

	Three Months Ended March 31,		Better / (Worse)
	2023	2022	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$20.8	$1.2	NM
Used vehicles	4.8	1.1	NM
Wholesale vehicles	0.2	—	NM
Total vehicles	25.8	2.3	NM
Parts, service and collision repair	6.7	0.7	NM
Finance, insurance and other, net	1.5	0.2	NM
Total revenues	34.0	3.2	NM
Gross Profit:
Retail new vehicles	4.0	0.3	NM
Used vehicles	1.0	0.2	NM
Wholesale vehicles	—	—	NM
Total vehicles	5.0	0.5	NM
Parts, service and collision repair	3.3	0.3	NM
Finance, insurance and other, net	1.5	0.2	NM
Total gross profit	9.8	1.0	NM
Selling, general and administrative expenses	(7.8)	(0.6)	NM
Depreciation and amortization	(0.8)	—	NM
Operating income (loss)	1.2	0.4	NM
Other income (expense):
Interest expense, floor plan	(0.1)	—	NM
Interest expense, other, net	(0.6)	—	NM
Other income (expense), net	0.1	—	NM
Total other income (expense)	(0.6)	—	NM
Income (loss) before taxes	0.6	0.4	NM
Add: impairment charges	—	—	NM
Segment income (loss)	$0.6	$0.4	NM

Unit Sales Volume:
Retail new vehicles	1,107	41	NM
Used vehicles	444	64	NM
Wholesale vehicles	7	—	NM

Gross Profit Per Unit:
Retail new vehicles	$3,573	$6,829	NM
Used vehicles	$2,328	$3,733	NM
Finance, insurance and other, net	$980	$1,643	NM

NM = Not Meaningful

Note: Year-over-year comparative financial results are not meaningful due to the timing of acquisitions of Horny Toad Harley-Davidson in Temple, Texas (one store acquired in January 2022), Team Mancuso Powersports in Houston, Texas (seven stores acquired in August 2022), and Black Hills Harley-Davidson in Sturgis, South Dakota (five stores acquired in February 2023).

Non-GAAP Reconciliation - Consolidated - SG&A Expenses

	Three Months Ended March 31,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$258.8	$252.5	$(6.3)	(2)%
Advertising	26.1	26.2	0.1	—%
Rent	11.3	12.7	1.4	11%
Other	116.6	95.6	(21.0)	(22)%
Total SG&A expenses	$412.8	$387.0	$(25.8)	(7)%
Items of interest:
Long term compensation charges	(2.0)	—
Total SG&A adjustments	$(2.0)	$—
Adjusted:
Total adjusted SG&A expenses	$410.8	$387.0	$(23.8)	(6)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	46.7%	44.2%	(250)	bps
Advertising	4.7%	4.6%	(10)	bps
Rent	2.0%	2.2%	20	bps
Other	21.2%	16.7%	(450)	bps
Total SG&A expenses as a % of gross profit	74.6%	67.7%	(690)	bps
Items of interest:
Long term compensation charges	(0.4)%	—%
Total effect of adjustments	(0.4)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	74.2%	67.7%	(650)	bps

Franchised Dealerships Segment - SG&A Expenses

	Three Months Ended March 31,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$213.8	$215.1	$1.3	1%
Advertising	9.9	7.9	(2.0)	(25)%
Rent	10.2	10.9	0.7	6%
Other	97.2	81.3	(15.9)	(20)%
Total SG&A expenses	$331.1	$315.2	$(15.9)	(5)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	42.4%	40.8%	(160)	bps
Advertising	2.0%	1.5%	(50)	bps
Rent	2.0%	2.1%	10	bps
Other	19.3%	15.4%	(390)	bps
Total SG&A expenses as a % of gross profit	65.7%	59.8%	(590)	bps

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses

	Three Months Ended March 31,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$39.7	$37.1	$(2.6)	(7)%
Advertising	15.8	18.3	2.5	14%
Rent	1.1	1.8	0.7	39%
Other	17.2	14.0	(3.2)	(23)%
Total SG&A expenses	$73.8	$71.2	$(2.6)	(4)%
Items of interest:
Long-term compensation charges	(2.0)	—
Total SG&A adjustments	$(2.0)	$—
Adjusted:
Total adjusted SG&A expenses	$71.8	$71.2	$(0.6)	(0.8)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	100.6%	85.7%	(1,490)	bps
Advertising	40.0%	42.2%	220	bps
Rent	2.7%	4.2%	150	bps
Other	43.9%	32.3%	(1,160)	bps
Total SG&A expenses as a % of gross profit	187.2%	164.4%	(2,280)	bps
Items of interest:
Long-term compensation charges	(5.1)%	—%
Total effect of adjustments	(5.1)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	182.1%	164.4%	(1,770)	bps

NM = Not Meaningful

Powersports Segment - SG&A Expenses

	Three Months Ended March 31,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$5.3	$0.3	$(5.0)	NM
Advertising	0.4	—	(0.4)	NM
Rent	—	—	—	NM
Other	2.1	0.3	(1.8)	NM
Total SG&A expenses	$7.8	$0.6	$(7.2)	NM

Reported:
SG&A expenses as a % of gross profit:
Compensation	53.9%	31.1%	NM
Advertising	4.2%	2.1%	NM
Rent	0.4%	—%	NM
Other	21.6%	20.1%	NM
Total SG&A expenses as a % of gross profit	80.1%	53.3%	NM

NM = Not Meaningful

Non-GAAP Reconciliation - Franchised Dealerships Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended March 31,
	2023	2022	% Change
	(In millions)
Reported:
Income (loss) before taxes	$109.8	$163.8	(33)%
Add: impairment charges	—	—
Segment income (loss)	$109.8	$163.8	(33)%

Non-GAAP Reconciliation - EchoPark Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended March 31,
	2023	2022	% Change
	(In millions)
Reported:
Income (loss) before taxes	$(46.8)	$(35.3)	(33)%
Add: impairment charges	—	—
Segment income (loss)	$(46.8)	$(35.3)	(33)%

Pre-tax items of interest:
Long-term compensation charges	2.0	—
Total pre-tax items of interest	$2.0	$—

Adjusted:
Segment income (loss)	$(44.8)	$(35.3)	(27)%

Non-GAAP Reconciliation - Powersports Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended March 31,
	2023	2022	% Change
	(In millions)
Reported:
Income (loss) before taxes	$0.6	$0.4	NM
Add: impairment charges	—	—
Segment income (loss)	$0.6	$0.4	NM
NM = Not Meaningful

Non-GAAP Reconciliation - Consolidated - Net Income (Loss) and Diluted Earnings (Loss) Per Share

	Three Months Ended March 31, 2023			Three Months Ended March 31, 2022
	Weighted- Average Shares	Net Income (Loss)	Per Share Amount	Weighted- Average Shares	Net Income (Loss)	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share	36.9	$47.7	$1.29	41.8	$97.3	$2.33
Pre-tax items of interest:
Long term compensation charges		$2.0			$—
Total pre-tax items of interest		$2.0			$—
Tax effect of above items		(0.5)			—
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	36.9	$49.2	$1.33	41.8	$97.3	$2.33

Non-GAAP Reconciliation - Adjusted EBITDA

	Three Months Ended March 31, 2023				Three Months Ended March 31, 2022
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$47.7				$97.3
Provision for income taxes				15.9				31.6
Income (loss) before taxes	$109.8	$(46.8)	$0.6	$63.6	$163.8	$(35.3)	$0.4	$128.9
Non-floor plan interest (1)	25.4	0.9	0.6	26.9	19.0	0.7	—	19.7
Depreciation and amortization (2)	28.2	7.0	0.7	35.9	25.9	5.1	0.1	31.1
Stock-based compensation expense	5.0	—	—	5.0	4.4	—	—	4.4
Long-term compensation charges	—	2.0	—	2.0	—	—	—	—
Loss (gain) on franchise and real estate disposals	—	—	—	—	(1.1)	—	—	(1.1)
Adjusted EBITDA	$168.4	$(36.9)	$1.9	$133.4	$212.0	$(29.5)	$0.5	$183.0

(1)Includes interest expense, other, net in the accompanying consolidated statements of operations, net of any amortization of debt issuance costs or net debt discount/premium included in (2) below.
(2)Includes the following line items from the accompanying consolidated statements of cash flows: depreciation and amortization of property and equipment; debt issuance cost amortization; and debt discount amortization, net of premium amortization.